SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report December 23, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                            NAPOLI ENTERPRISES, INC.
                            ------------------------
                            (A Colorado Corporation)
             (Exact name of registrant as specified in its chapter)

   Colorado                       000-27199                      91-2015608
   --------                       ---------                      ----------
(State or other               (SEC File Number)                (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                            35, Vlaicu Pircalab str.
                                    Chisinau
                               Republic of Moldova
                            ------------------------
                    (Address of principal executive offices)

                                 (386) 409-0200
                                 --------------
                         (Registrant's telephone number,
                              including area code)


                          ----------------------------
             (Former name or address, if changed since last report)

Item 4.  Change in Registrants Certifying Accountant.
-----------------------------------------------------

     On December 23, 2003 Napoli Enterprises, Inc. (the Company) engaged the accounting firm of Sherb & Co. (Sherb) as its independent public accountants to audit the Companys financial statements beginning with fiscal year ending December 31, 2003. The appointment of new independent public accountants was approved by the Companys Board of Directors. We amicably concluded our relationship with our former independent public account, Miller McCollum, CPA (Miller) effective with the appointment of Sherb.

     Prior to the appointment of Sherb, the Company did not consult with Sherb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     There were no disagreements with Miller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused Miller to make references in his report to such disagreements.

     Millers reports on the Companys financial statements have contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles.

     We have provided Miller with a copy of this disclosure and requested that they furnish a letter addressed to the Securities and Exchange Commission (the Commission) stating whether they agree with the above statements. (A copy of the letter addressed to the Commission is filed as Exhibit 1.0 to this report on Form 8K).


Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibit 1.0 Letter from Miller & McCollum CPA dated March 16, 2004 regarding 8-K disclosure.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NAPOLI ENTERPRISES, INC.




Date: March 19, 2004                           By:  /s/ Greg Sonic
                                                  ------------------------------
                                                  Greg Sonic, President